UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number          811-21869

Highland Credit Strategies Fund
(Exact name of registrant as specified in charter)

NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of principal executive offices) (Zip code)

James D. Dondero
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and address of agent for service)

Registrant's telephone number, including area code:           (877) 665-1287

Date of fiscal year end:           December 31

Date of reporting period:           December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Highland Credit Strategies Fund

Economic and market conditions change frequently.
There is no assurance that the trends described in this report will continue or commence.

Privacy Principles of the Highland Credit Strategies Fund

          Highland Credit Strategies Fund (the “Fund”) is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

          Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

          The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s investment adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

PORTFOLIO MANAGERS’ LETTER

Highland Credit Strategies Fund

Dear Shareholders:

We are pleased to provide you with our report for Highland Credit Strategies Fund (the “Fund”) for the year ended December 31, 2007.

PERFORMANCE OVERVIEW

On December 31, 2007, the net asset value of the Fund was $17.99 per share, as compared to $20.08 on December 31, 2006. On December 31, 2007, the closing market price of the Fund’s shares on the New York Stock Exchange (ticker symbol “HCF”) was $15.82 per share, as compared to $21.16 on December 31, 2006. During the year ended December 31, 2007, the Fund declared distributions to common shareholders of $1.95 per share.

The total return on the Fund’s per share market price, assuming reinvestment of distributions, for the year ended December 31, 2007, was approximately -17.1%. The total return on the Fund’s net assets, assuming reinvestment of distributions, was approximately -0.3% for the year ended December 31, 2007.

FUND DATA

As of December 31, 2007, the Fund’s investment portfolio, exclusive of cash and cash equivalents, was allocated as follows:

As of December 31, 2007, the weighted average spreads on the Fund’s senior loans (also called bank loans, leveraged loans, syndicated loans or floating rate loans) and corporate notes and bonds (also called high yield bonds) were approximately 3.9% and 9.4%, respectively. With the 3-month London Interbank Offered Rate finishing the year at approximately 4.7%, the weighted average coupon on loans held in the Fund’s portfolio was approximately 8.6%. As of December 31, 2007, the Fund’s portfolio was comprised of approximately 70.3% in senior loans, 21.2% in corporate notes and bonds, 7.2% in equity interests and 1.3% in asset-backed securities. At December 31, 2007, the weighted average yield and weighted average cost of the Fund’s debt investments was approximately 8.8% and 94.9% of par value, respectively.

Annual Report  |  1

PORTFOLIO MANAGERS’ LETTER

Highland Credit Strategies Fund

As of December 31, 2007, the Fund had leverage in the amount of approximately 28.5%. The Fund may use leverage in an aggregate amount up to 33 1/3% of the Fund’s total assets (including the proceeds from the leverage), the maximum amount allowable under the Investment Company Act of 1940. The use of financial leverage involves significant risks.

MARKET REVIEW - 2007

The investment environment in the markets for leveraged loans and high yield bonds over the 12 months ended December 31, 2007, can be separated into two distinct periods. During the first half of the year, the environment was strong, with new issue volume reaching record highs for both markets. Until mid-summer, both markets appeared to have been unaffected by the negative sentiment in the sub-prime mortgage market.

In July 2007, many market participants who utilize high degrees of leverage to achieve their investment objectives were holding sub-prime assets. Consequently, these entities were forced to liquidate some of their holdings in order to meet margin calls. This caused a general re-pricing of other structured products and took enough demand out of the market to hamper collateralized loan and debt obligation new issuance, which is a major source of liquidity in the loan and bond markets. That lack of demand, coupled with the large backlog of new issue supply, contributed to a re-pricing of leveraged loans and high yield bonds. These weak technical conditions drove the Standard and Poor’s/Loan Syndication and Trading Association’s Index (the “LSTA Index”) average price of bank loans down to approximately 96% of par value by the end of July 2007.

As of December 31, 2007, the percentage of outstanding leveraged loans in payment default or bankruptcy was at 0.7%1 and the average discounted spread of leveraged loans (average spread plus average amortization of discount over three years) was at 4.3%2. We feel the market remains oversold as these average discounted spreads (the price in addition to the reference rate the Fund is paid as interest on a position) are wide by historical norms and believe that the market is attractive given the fundamental credit environment.

MARKET OUTLOOK - 2008

Some economists believe the technical factors prevalent in 2007 could impact fundamentals in 2008, as many are currently forecasting a recession while others believe we are presently in a recession. A recession would impact the fundamentals of some loan issuers as the slowdown in gross domestic product growth may affect profitability.3

Investors should be mindful of the recoverability of their debt investments in a recession. In our opinion, the senior status of the loan asset class within the capital structure makes these assets attractive during a downturn in the economy. From 1987 to 2006 leveraged loans on average recovered 70.0% versus 27.0% on bonds.3

1	Standard and Poor’s Leveraged Lending Review, Q4 2007, p. 187.
2	S&P/LSTA Leveraged Loan Index, December 2007 Review, p. 60.
3	Moody’s “Corporate Default and Recover Rates, 1920-2006” dated February 2007.

2 | Annual Report

PORTFOLIO MANAGERS’ LETTER

Highland Credit Strategies Fund

Thank you for your continued participation in Highland Credit Strategies Fund. We look forward to serving your future investment needs.

Kurt Plumer	James Dondero	Mark Okada
Portfolio Manager	Portfolio Manager	Portfolio Manager

Kurt Plumer, James Dondero and Mark Okada have been portfolio managers of Highland Credit Strategies Fund since June 29, 2006.

Past performance does not guarantee future results. Performance during time the periods shown is limited and may not reflect the performance in different economic and market cycles. There can be no assurance that similar performance will be experienced. Annualized total return is calculated by PFPC Inc. The calculation assumes reinvestment of distributions and other income.

Investing in closed-end funds involves certain risks. The risks involved in a particular fund will depend on the securities held in that fund

•	Market Risk - Refers to general stock market fluctuations. The value of any security can rise or fall and when liquidated, may be worth more or less than the original investment.
•	Price Risk - Refers to the fact that shares of closed-end funds frequently trade at a discount from their net asset value.
•	Interest Rate Risk - The risk that a rise in interest rates will cause the value of an investment to decline.
•	Credit Risk - Refers to an issuer’s ability to meet its obligation to make interest and principal payments.
•	Leverage Risk - The risk of higher share price volatility -leverage magnifies both gains and losses.
•

Lack of Diversification - An undiversified fund may be subject to greater price volatility or adversely affected by the performance of the securities in a particular sector. In addition, it may be more susceptible to any single economic, political, or regulatory occurrence than the holdings of an investment company that is more broadly diversified.

Annual Report | 3

FUND PROFILE

Highland Credit Strategies Fund

Objective

The Fund seeks to provide both current income and capital appreciation.
Total Net Assets of Common Shares as of December 31, 2007

$621.1 million

Portfolio Data as of December 31, 2007

The information below provides a snapshot of the Fund at the end of the reporting period. The Fund is actively managed and the composition of its portfolio will change over time.

Quality Breakdown as of 12/31/07 (%)*

Baa	0.4

Ba	12.9

B	41.5

Caa	28.3

Ca	0.2

NR	16.6

Top 5 Sectors as of 12/31/07 (%)*

Diversified Media	11.0

Retail	8.5

Healthcare — Acute Care	8.2

Housing — Building Materials	7.1

Wireless Communications	6.8

Top 10 Holdings as of 12/31/07 (%)*

SunCom Wireless Holdings, Inc., Class A (Common Stock)	4.4

Seven Media Group (Foreign Denominated Senior Loans)	3.1

Ford Motor Co. (Senior Loans)	2.2

HCA, Inc. (Senior Loans)	2.0

Hub International Holdings, Inc. (Corporate Notes and Bonds)	2.0

Digicel Group, Ltd. (Corporate Notes and Bonds)	1.8

ComCorp Broadcasting, Inc. (Senior Loans)	1.8

ATP Oil & Gas Corp. (Senior Loans)	1.8

Burlington Coat Factory Warehouse Corp. (Senior Loans)	1.7

Verso Paper Financial Holding LLC (Senior Loans)	1.7

* Quality is calculated as a percentage of total notes and bonds. Sectors and holdings are calculated as a percentage of net assets applicable to common shareholders.

4 | Annual Report

FINANCIAL STATEMENTS

December 31, 2007	Highland Credit Strategies Fund

A guide to understanding the Fund’s financial statements

Investment Portfolio

The Investment Portfolio details all of the Fund’s holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset and industry to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities

This statement details the Fund’s assets, liabilities, net assets and common share price as of the last day of the reporting period. Net assets are calculated by subtracting all the Fund’s liabilities (including any unpaid expenses) from the total of the Fund’s investment and non-investment assets. The net asset value per common share is calculated by dividing net assets by the number of common shares outstanding as of the last day of the reporting period.

Statement of Operations

This statement reports income earned by the Fund and the expenses accrued by the Fund during the reporting period. The Statement of Operations also shows any net gain or loss the Fund realized on the sales of its holdings during the period as well as any unrealized gains or losses recognized over the period. The total of these results represents the Fund’s net increase or decrease in net assets from operations applicable to common shareholders.

Statements of Changes in Net Assets

These statements detail how the Fund’s net assets were affected by its operating results, distributions to common shareholders and shareholder transactions from common shares (e.g., subscriptions, redemptions and distribution reinvestments) during the reporting period. The Statements of Changes in Net Assets also detail changes in the number of common shares outstanding.

Statement of Cash Flows	This statement reports net cash and foreign currency provided or used by operating, investing and financing activities and the net effect of those flows on cash and foreign currency during the period.

Financial Highlights

The Financial Highlights demonstrate how the Fund’s net asset value per common share was affected by the Fund’s operating results. The Financial Highlights also disclose the performance and certain key ratios (e.g., net expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements

These notes disclose the organizational background of the Fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Annual Report | 5

INVESTMENT PORTFOLIO

As of December 31, 2007

Principal Amount ($)		Value ($)

Senior Loans (a) - 84.5%

AEROSPACE - AEROSPACE/DEFENSE - 1.3%
	AWAS Capital, Inc.
	Second Priority Term Loan,
2,022,750	11.25%, 03/15/13	1,951,953
	IAP Worldwide Services, Inc.
	First Lien Term Loan,
2,969,697	11.50%, 12/30/12	2,663,462
	Second Lien Term Loan,
2,000,000	17.00%, 06/30/13	1,600,000
	Travelport LLC
	Synthetic Letter of Credit,
356,888	7.45%, 08/23/13	339,640
	Tranche B Dollar Term Loan,
1,778,654	7.08%, 08/23/13	1,690,041

		8,245,096

AEROSPACE - AIRLINES - 2.3%
	Delta Airlines, Inc.
	Term Loan Equipment Notes,
8,281,894	8.63%, 09/29/12	7,992,028
	Northwest Airlines, Inc.
6,930,000	Term Loan, 6.97%, 08/21/13	6,545,939

		14,537,967

AUTOMOBILE - 2.2%
	Ford Motor Co.
14,850,000	Term Loan, 8.70%, 12/15/13	13,773,375

BROADCASTING - 3.6%
	ComCorp Broadcasting, Inc.
	Revolving Loan,
622,034	10.84%, 10/02/12 (b) (c)	622,034
11,309,712	Term Loan, 10.44%, 04/02/13 (b)	11,309,712
	Millennium Digital Media
	Systems, LLC
	First Lien Term Loan,
9,060,582	8.98%, 06/30/11	8,935,999
1,238,322	Revolver, 8.43%, 06/30/11 (c)	1,217,357

		22,085,102

CABLE - US CABLE - 0.3%
	Charter Communications
	Operating, LLC New Term Loan,
2,000,000	6.99%, 03/06/14	1,872,200

CHEMICALS - COMMODITY & FERTILIZER - 0.3%
	Ferro Corp.
1,677,500	Term Loan, 7.06%, 06/06/12	1,639,756

CONSUMER DURABLES - 0.4%
	Rexair LLC
	First Lien Term Loan,
2,559,468	9.45%, 06/30/10	2,514,677

CONSUMER NON-DURABLES - 1.5%
	Camelbak Products LLC
	First Lien Term Loan,
1,391,780	9.18%, 08/04/11	1,303,624

Highland Credit Strategies Fund

Principal Amount ($)		Value ($)

CONSUMER NON-DURABLES (continued)

	DS Waters of America, Inc.
1,980,000	Term Loan, 7.10%, 10/27/12	1,910,700
	Spectrum Brands, Inc.
	Dollar Term B Loan,
4,008,292	9.31%, 03/30/13	3,898,064
	Synthetic Letter of Credit,
201,369	4.57%, 03/30/13	195,832
	VNU Inc./Nielsen Finance LLC
	Dollar Term Loan,
1,970,056	7.18%, 08/09/13	1,880,182

		9,188,402

DIVERSIFIED MEDIA - 7.2%
	Clarke American Corp.
	Tranche B Term Loan,
1,990,000	7.70%, 06/30/14	1,795,975
	Endurance Business Media, Inc.
	Second Lien Term Loan,
3,000,000	12.10%, 01/26/14	2,970,000
	Metro-Goldwyn-Mayer Holdings II, Inc.
	Tranche B Term Loan,
10,333,487	8.61%, 04/08/12	9,594,642
	Tranche B-1 Term Loan,
2,977,500	8.45%, 04/08/12	2,766,842
	Penton Media, Inc.
	Second Lien Term Loan,
5,000,000	9.98%, 02/01/14	4,225,000
	Tribune Co.
	Initial Tranche B Advance,
11,940,000	7.91%, 05/19/14	10,286,191
	Tranche X Advance,
7,466,667	7.74%, 05/18/09	7,226,091
	Univision Communications, Inc.
	Second Lien Term Loan,
6,000,000	7.35%, 02/12/09	5,880,000

		44,744,741

ENERGY - EXPLORATION & PRODUCTION - 1.8%
	ATP Oil & Gas Corp.
	First Lien Term Loan,
11,262,205	8.48%, 04/14/10	11,132,014

ENERGY - OTHER ENERGY - 0.8%
	Alon USA Energy, Inc.
	Edington Facility,
218,889	7.10%, 06/22/13	211,228
	Paramount Facility,
1,751,111	7.10%, 06/22/13	1,689,822
	Endeavour International Holding B.V.
	Second Lien Term Loan,
3,000,000	11.91%, 11/01/11	3,045,000

		4,946,050

FINANCIAL - 0.8%
	Concord Re Ltd.
5,000,000	Term Loan, 9.61%, 02/29/12	4,975,000

FOOD/TOBACCO - BEVERAGES & BOTTLING - 0.3%
	PBM Holdings, Inc.
1,888,356	Term Loan, 7.35%, 09/28/12	1,850,589

6 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2007

Principal Amount ($)		Value ($)

Senior Loans (continued)

FOOD/TOBACCO - RESTAURANTS - 0.3%
	Restaurant Co., The
1,970,000	Term Loan, 7.62%, 05/09/13	1,861,650

FOREST PRODUCTS - PAPER - 1.7%
	Verso Paper Financial Holding LLC
	Unsecured Loan,
11,000,000	11.16%, 02/01/13	10,395,000

GAMING/LEISURE - GAMING - 2.5%
	Drake Hotel Acquisition
6,041,285	B Note 1, 12.90%, 04/01/08	6,041,285
	Fontainebleu Florida Hotel LLC
	Tranche C Term Loan,
10,000,000	11.11%, 06/06/12	9,375,000

		15,416,285

GAMING/LEISURE - OTHER LEISURE - 4.8%
	Cedar Fair L.P.
3,940,000	US Term Loan, 6.82%, 08/30/12	3,737,484
	Kuilima Resort Co.
	First Lien Term Loan,
5,954,660	11.50%, 09/30/10	5,666,871
	Lake at Las Vegas Joint Venture
	Additional Term Loan,
9,000,000	12.50%, 01/24/08	9,000,000
	Synthetic Revolver,
2,407,407	11.96%, 06/20/12 (d)	1,119,444
18,193,575	Term Loan, 16.35%, 06/20/12(d)	8,460,013
	Orbitz Worldwide, Inc.
1,995,000	Term Loan, 7.84%, 07/25/14	1,890,263

		29,874,075

HEALTHCARE - ACUTE CARE - 4.7%
	Alliance Imaging, Inc.
	Tranche C Term Loan,
8,795,180	7.52%, 12/29/11	8,663,252
	HCA, Inc.
	Tranche B Term Loan,
12,870,000	7.45%, 11/17/13	12,403,462
	National Mentor Holdings, Inc.
	Institutional Line of Credit Facility
230,000	5.32%, 06/29/13	225,400
	Tranche B Term Loan,
3,713,450	7.20%, 06/29/13	3,639,181
	Triumph Healthcare Second
	Holdings LLC Second Lien
4,500,000	Term Loan, 12.90%, 07/28/14	4,387,500

		29,318,795

HEALTHCARE - ALTERNATE SITE SERVICES - 0.4%
	LifeCare Holdings
2,984,733	Term Loan, 8.20%, 08/11/12	2,643,339

HEALTHCARE - MEDICAL PRODUCTS - 4.3%
	CCS Medical, Inc.
	First Lien Term Loan,
9,851,731	8.10%, 09/30/12	9,527,412

Highland Credit Strategies Fund

Principal Amount ($)		Value ($)

HEALTHCARE - MEDICAL PRODUCTS (continued)

	Danish Holdco A/S
	Mezzanine Facility,
3,077,311	12.73%, 05/01/17 PIK	2,984,991
	Second Lien Term Facility D
2,500,000	8.98%, 11/01/16	2,300,000
	Golden Gate National Senior Care LLC
	Second Lien Term Loan,
4,000,000	12.56%, 09/14/11	3,960,000
	HealthSouth Corp.
2,946,052	Term Loan B, 7.75%, 03/11/13	2,819,608
	Nyco Holdings 3 ApS
3,500,000	Facility A, 12/29/13 (e)	3,130,330
	Warner Chilcott Co., Inc.
	Tranche B Acquisition Date
1,682,626	Term Loan, 7.36%, 01/18/12	1,634,267
	Warner Chilcott Corp.
	Tranche C Acquisition Date
578,754	Term Loan, 7.36%, 01/18/12	562,121

		26,918,729

HOUSING - BUILDING MATERIALS - 4.1%
	Custom Building Products, Inc.
	First Lien Term Loan,
5,175,258	6.98%, 10/20/11	4,890,619
	Second Lien Term Loan,
1,625,000	10.20%, 04/20/12	1,543,750
	Roofing Supply Group LLC
	First Lien Term Loan,
3,960,000	9.20%, 08/31/13	3,564,000
	Spirit Finance Corp.
3,000,000	Team Loan, 7.91%, 08/01/13	2,622,480
	WAICCS Las Vegas 3 LLC
	First Lien Term Loan,
6,000,000	8.19%, 07/30/08	5,820,000
	Second Lien Term Loan,
7,000,000	14.25%, 07/30/08	6,790,000

		25,230,849

HOUSING - REAL ESTATE DEVELOPMENT - 6.0%
	DESA LLC
418,880	Term Loan, 14.25%, 11/26/11	376,297
	Ginn LA Conduit Lender, Inc.
	First Lien Tranche A Credit-Linked
2,358,201	Deposit, 5.10%, 06/08/11	1,924,882
	First Lien Tranche B Term Loan,
5,067,988	8.70%, 06/08/11	4,136,745
	LNR Property Corp.
	Initial Tranche B Term Loan,
10,000,000	7.63%, 07/12/11	9,541,700
	MPH Mezzanine II, LLC
6,000,000	Mezzanine 2B, 8.27%, 02/09/08 (b)	5,992,680
	MPH Mezzanine III, LLC
4,000,000	Mezzanine 3, 9.27%, 02/09/08	3,990,000
	November 2005 Land Investors, LLC
	Second Lien Term Loan,
2,500,000	11.81%, 05/09/12	1,250,000
	Westgate Investments LLC
	Senior Secured Loan,
7,757,893	13.00%, 09/25/10 (f)	8,068,209
	Senior Unsecured Loan,
1,740,500	18.00%, 09/25/12	1,792,715

		37,073,228

See accompanying Notes to Financial Statements. | 7

INVESTMENT PORTFOLIO (continued)

As of December 31, 2007	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)

Senior Loans (continued)

INFORMATION TECHNOLOGY - 3.8%
	DTN, Inc.
	First Lien Tranche C Term Loan,
1,990,000	8.18%, 03/10/13	1,960,150
	Infor Enterprise Solutions Holdings, Inc.
	Delayed Draw Term Loan,
2,708,571	8.95%, 07/28/12	2,548,874
	Dollar Tranche B-1, Second Lien
3,000,000	Term Loan, 10.81%, 03/02/14	2,700,000
	Initial US Term Facility,
5,191,429	9.11%, 07/28/12	4,942,655
	Second Lien Delayed Draw
2,566,667	Term Loan, 11.45%, 03/02/14	2,319,625
	Second Lien Term Loan,
4,433,333	11.45%, 03/02/14	4,006,625
	Metrologic Instruments, Inc.
	Second Lien Term Loan,
2,000,000	11.08%, 12/21/13	1,927,500
	Secure Computing Corp.
1,222,222	Term Loan, 8.45%, 08/31/13	1,210,000
	Serena Software, Inc.
1,840,000	Term Loan, 7.18%, 03/11/13	1,787,119

		23,402,548

MANUFACTURING - 3.8%
	Acument Global Technologies, Inc.
7,902,475	Term Loan, 8.33%, 08/11/13	7,744,425
	CST Industries, Inc.
2,962,500	Term Loan, 7.90%, 08/09/13	2,795,800
	Generac Acquisition Corp.
	Second Lien Term Loan,
1,666,667	11.23%, 05/10/14	1,367,717
	Global Petroleum Inc.
5,900,101	Term Loan, 9.49%, 09/18/13	5,723,098
	Hunter Defense Technologies, Inc.
	First Lien Term B Loan,
1,000,000	8.08%, 08/13/14	955,000
	Matinvest 2 SAS / Butterfly
	Wendal US, Inc.
2,250,000	B-2 Facility, 7.40%, 06/22/14	2,098,125
2,250,000	C-2 Facility, 7.65%, 06/22/15	2,109,375
	Matinvest 2 SAS / Deutsche
	Connector Mezz A USD Facility,
1,011,458	9.33%, 06/22/16	940,656

		23,734,196

METALS/MINERALS - OTHER METALS/MINERALS - 1.8%
	Euramax International Holdings B.V.
	Second Lien European Loan,
1,326,316	13.36%, 06/29/13	1,027,895
	Euramax International, Inc.
	First Lien Domestic Term Loan,
2,753,611	8.24%, 06/29/12	2,450,713
	Second Lien Domestic Term Loan,
3,673,684	13.24%, 06/29/13	3,039,974
	Oglebay Norton Co.
	Tranche B Term Loan,
1,518,943	7.50%, 07/31/12	1,496,159
	United Central Industrial Supply Co.,
1,615,602	L.L.C. Term Loan, 7.91%, 03/31/12	1,575,211
	Universal Buildings Products, Inc.
1,455,231	Term Loan, 8.24%, 04/28/12	1,338,813

		10,928,765

Principal Amount ($)		Value ($)

RETAIL - 4.4%
	Blockbuster, Inc.
	Tranche B Term Loan,
2,352,062	9.43%, 08/20/11	2,266,400
	Burlington Coat Factory
	Warehouse Corp.
11,680,028	Term Loan, 7.32%, 05/28/13	10,447,084
	CSK Auto, Inc.
2,962,687	Term Loan, 8.25%, 06/30/12	2,755,299
	Home Interiors & Gifts, Inc.
	Initial Term Loan,
7,223,706	10.36%, 03/31/11	3,918,861
	Sports Authority, Inc., The
1,970,000	Term Loan B, 7.08%, 05/03/13	1,827,175
	Toys “R” Us
	Tranche B Term Loan,
5,970,149	9.16%, 07/19/12	5,876,895

		27,091,714

SERVICE - ENVIRONMENTAL SERVICES - 1.2%
	Safety-Kleen Systems, Inc.
	Synthetic Letter of Credit,
1,627,119	4.75%, 08/02/13	1,562,034
6,174,915	Term Loan B, 7.75%, 08/02/13	6,051,417

		7,613,451

SERVICE - OTHER SERVICES - 3.3%
	Cydcor, Inc.
	Second Lien Term Loan,
3,000,000	11.30%, 01/30/14	2,985,000
	Education Management LLC
	Tranche C Term Loan,
2,912,289	6.63%, 06/01/13	2,780,333
	NES Rentals Holdings, Inc.
	Second Lien Permanent
7,765,705	Term Loan, 12.13%, 07/20/13	7,299,762
	Sabre, Inc.
	Initial Term Loan,
4,859,038	6.96%, 09/30/14	4,428,236
	Survey Sampling International LLC
1,315,028	Term Loan, 7.33%, 05/06/11	1,262,427
	United Rentals, Inc.
	Initial Term Loan,
1,633,916	7.11%, 02/14/11	1,597,969
	Tranche B Credit-Linked Deposit,
309,692	5.43%, 02/14/11	302,984

		20,656,711

TELECOMMUNICATIONS - 1.7%
	American Messaging Services, Inc.
	Senior Secured Note,
2,300,901	11.38%, 09/03/08	2,312,406
	PaeTec Communications, Inc.
	Initial Term Loan,
4,177,367	7.35%, 02/05/13	4,136,262
	Sorenson Communications, Inc.
	Tranche C Term Loan,
1,824,792	8.00%, 02/28/13	1,778,607
	Stratos Global Corp./Stratos Funding LP
	Term B Facility,
1,225,000	7.59%, 02/13/12	1,192,084
	Time Warner Telecom Holdings Inc.
	Term Loan B,
990,000	6.85%, 01/07/13	957,825

		10,377,184

8  |  See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2007	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)

Senior Loans (continued)

TRANSPORTATION - AUTO - 3.3%
	BST Safety Textiles Acquisition
	GMBH Second Lien Facility,
2,662,000	12.49%, 06/30/09	2,395,800
	Dana Corp.
3,000,000	DIP Term Loan, 7.36%, 04/13/08	2,994,750
	Delphi Corp.
	Tranche C Term Loan,
5,000,000	8.94%, 12/31/08	4,988,100
	Lear Corp.
	First Lien Term Loan B,
4,940,090	7.79%, 04/25/12	4,804,238
	Motor Coach Industries
	International, Inc. Second Lien
5,752,270	Term Loan, 13.64%, 12/01/08	5,579,702

		20,762,590

TRANSPORTATION - LAND - 1.0%
	New Century Transportation, Inc.
1,973,842	Term Loan B, 8.08%, 08/14/12	1,677,765
	SIRVA Worldwide, Inc.
831,429	Revolver, 12.43%, 12/01/08 (c)	552,900
17,143	Revolver, 12.38%, 12/01/08 (c)	11,400
	Tranche B Term Loan,
6,008,774	12.50%, 12/01/10	3,909,489

		6,151,554

UTILITIES - 5.1%
	ANP Funding I, LLC
	Tranche A Term Loan,
4,888,889	8.73%, 07/29/10	4,856,280
	Coleto Creek Power, LP
	First Lien Term Loan,
5,465,915	7.95%, 06/28/13	5,274,607
	Second Lien Term Loan,
4,925,000	8.83%, 06/28/13	4,752,625
	Synthetic Facility,
382,166	5.10%, 06/28/13	368,790
	Entegra TC LLC
	Third Lien Term Loan,
6,198,643	11.20%, 04/19/14	5,815,133
	GBGH LLC (U S Energy)
	First Lien Term Loan,
5,128,912	14.25%, 08/07/13	5,141,734
	Second Lien Term Loan,
5,478,811	7.89%, 08/07/14	5,492,508

		31,701,677

WIRELESS - CELLULAR/PCS - 2.0%
	Cricket Communications, Inc.
1,970,000	Term Loan B, 7.83%, 06/16/13	1,946,596
	Insight Midwest Holdings, LLC
8,000,000	Term Loan B, 7.00%, 04/07/14	7,708,880
	Level 3 Financing, Inc.
3,000,000	New Term Loan, 7.49%, 03/13/14	2,896,500

		12,551,976

Principal Amount ($)		Value ($)

WIRELESS COMMUNICATIONS - 1.5%
	Clearwire Corp.
9,975,000	Term Loan, 11.15%, 07/03/12	9,625,875

	Total Senior Loans
	(Cost $563,891,381)	524,835,160

Principal Amount

Foreign Denominated Senior Loans (a) - 10.3%
AUSTRALIA - 3.1%
AUD
	Seven Media Group
22,940,476	Facility A Term Loan, 12/22/13	19,463,019

FRANCE - 3.3%
EUR
	Ypso Holding SA
	Eur B Acq 1 Facility,
2,012,048	7.43%, 06/15/14	2,818,373
	Eur B Acq 2 Facility,
3,282,814	7.43%, 06/15/14	4,598,397
	Eur B Recap 1 Facility,
5,213,674	7.43%, 06/15/14	7,277,282
	Eur C Acq Facility,
1,389,750	7.68%, 12/31/15	1,953,538
	Eur C Recap Facility,
2,610,250	7.68%, 12/31/15	3,669,165

		20,316,755

NETHERLANDS - 1.5%
EUR
	Amsterdamse Beheer- En
	Consultingmaatschappij B.V.
	Casema
	Kabelcom B Term Loan,
2,500,000	6.67%, 09/12/14	3,595,735
	Kabelcom C Term Loan,
2,500,000	7.17%, 09/12/15	3,636,855
	Kabelcom D Term Loan
1,500,000	Second Lien, 8.41%, 03/12/16	2,170,227

		9,402,817

SWEDEN - 0.7%
SEK
	Nordic Cable Acquisition Co.,
	Sub-Holding AB
15,333,333	Facility B2, 6.67%, 01/31/14	2,289,372
14,666,667	Facility C2, 6.79%, 01/31/15	2,201,180

		4,490,552

UNITED KINGDOM - 1.7%
GBP
	Mobileserv Ltd.
2,764,925	Facility B, 8.82%, 09/22/14	4,855,901
3,250,000	Facility C, 9.32%, 09/22/15	5,733,561

		10,589,462

	Total Foreign Denominated
	Senior Loans
	(Cost $61,103,722)	64,262,605

See accompanying Notes to Financial Statements.  |  9

INVESTMENT PORTFOLIO (continued)

As of December 31, 2007	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)

Asset-Backed Securities (g) - 0.8%
	Commercial Industrial Finance Corp.
	Series 2006-1BA, Class B2L,
1,000,000	8.88%, 12/22/20	728,906
	Marquette US/European CLO, PLC
	Series 2006-1A, Class D1,
1,000,000	6.99%, 07/15/20 (h)	822,969
	Ocean Trails CLO
	Series 2006-1A, Class D,
1,000,000	9.00%, 10/12/20 (h)	757,969
	Venture CDO, Ltd.
	Series 2007-9A, Class D,
2,000,000	9.27%, 10/12/21 (h)	1,884,062
	Westbrook CLO, Ltd.
	Series 2006-1A, Class D,
1,000,000	6.63%, 12/20/20 (h)	788,750

	Total Asset-Backed Securities
	(Cost $4,891,793)	4,982,656

Principal Amount

Foreign Asset-Backed Securities (g) - 0.9%

IRELAND - 0.9%
EUR
	Static Loan Funding
	Series 2007-1X, Class D,
2,000,000	0.00%, 07/31/17	2,793,982
	Series 2007-1X, Class E,
2,000,000	0.00%, 07/31/17	2,815,913

	Total Foreign Asset-Backed
	Securities
	(Cost $5,622,555)	5,609,895

Principal Amount ($)

Corporate Notes and Bonds - 28.7%

AEROSPACE - AIRLINES - 0.0%
	Delta Airlines, Inc.
5,000,000	8.00%, 06/30/23 (d)	244,000

BROADCASTING - 0.9%
	Univision Communications, Inc.
6,000,000	9.75%, 03/15/15 PIK (h)	5,497,500

CABLE - US CABLE - 2.1%
	CCH I Holdings LLC
1,250,000	9.92%, 04/01/14	739,062
3,375,000	10.00%, 05/15/14	2,012,344
2,500,000	11.75%, 05/15/14	1,593,750
	CCH I LLC
8,358,000	11.00%, 10/01/15	6,853,560
	Charter Communications, Inc.,
2,634,000	Convertible, 6.50%, 10/01/27	1,600,155

		12,798,871

Principal Amount ($)		Value ($)

CONSUMER NON-DURABLES - 2.2%
	Ames True Temper, Inc.
3,000,000	9.24%, 01/15/12 (g)	2,565,000
1,500,000	10.00%, 07/15/12	832,500
	Solo Cup Co.
11,875,000	8.50%, 02/15/14	10,271,875

		13,669,375

DIVERSIFIED MEDIA - 0.7%
	Network Communications, Inc.
4,500,000	10.75%, 12/01/13	4,432,500

ENERGY - EXPLORATION & PRODUCTION - 0.1%
	Opti Canada, Inc.
375,000	8.25%, 12/15/14 (h)	373,125

ENERGY - OTHER ENERGY - 1.2%
	Energy XXI Gulf Coast, Inc.
6,000,000	10.00%, 06/15/13	5,535,000
	Helix Energy Solutions
2,000,000	9.50%, 01/15/16 (h)	2,045,000

		7,580,000

FINANCIAL - 2.3%
	HUB International Holdings, Inc.
14,200,000	10.25%, 06/15/15 (h)	12,141,000
	Penhall International, Corp.
2,000,000	12.00%, 08/01/14 (h)	1,870,000

		14,011,000

FOOD AND DRUG - 0.1%
	Cinacalcet Royalty Sub LLC
441,291	8.00%, 03/30/17	516,311

FOOD/TOBACCO - 1.2%
	Chiquita Brands International, Inc.
3,000,000	7.50%, 11/01/14	2,647,500
5,000,000	8.88%, 12/01/15	4,550,000

		7,197,500

GAMING/LEISURE - OTHER LEISURE - 1.8%
	Six Flags, Inc.
4,081,000	4.50%, 05/15/15	2,963,826
4,500,000	8.88%, 02/01/10	3,712,500
	Tropicana Entertainment LLC
6,525,000	9.63%, 12/15/14	4,176,000

		10,852,326

HEALTHCARE - ACUTE CARE - 3.5%
	Argatroban Royalty Sub LLC
9,803,340	18.50%, 09/21/14	9,852,357
	HCA, Inc.
10,000,000	6.30%, 10/01/12	8,950,000
3,000,000	8.36%, 04/15/24	2,652,669

		21,455,026

HEALTHCARE - ALTERNATE SITE SERVICES - 0.5%
	LifeCare Holdings
5,000,000	9.25%, 08/15/13	3,325,000

10  |  See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2007	Highland Credit Strategies Fund

Principal Amount ($)		Value ($)

Corporate Notes and Bonds (continued)

HOUSING - BUILDING MATERIALS - 2.5%

	Masonite Corp.
4,000,000	11.00%, 04/06/15	3,140,000
	Realogy Corp.
8,000,000	10.50%, 04/15/14 (h)	6,000,000
5,500,000	11.00%, 04/15/14 PIK (h)	3,836,250
4,000,000	12.38%, 04/15/15 (h)	2,530,000

		15,506,250

INFORMATION TECHNOLOGY - 2.6%
	Freescale Semiconductor, Inc.
3,800,000	10.13%, 12/15/16	3,154,000
	MagnaChip Semiconductor
8,000,000	8.24%, 12/15/11 (g)	7,160,000
	NXP BV/NXP Funding LLC
2,000,000	7.99%, 10/15/13 (g)	1,847,500
	Spansion LLC
5,000,000	11.25%, 01/15/16 (h)	4,275,000

		16,436,500

RETAIL - 2.4%
	Blockbuster, Inc.
11,500,000	9.00%, 09/01/12	9,890,000
	Dollar General Corp.
5,500,000	10.63%, 07/15/15 (h)	5,073,750

		14,963,750

TELECOMMUNICATIONS - 1.8%
	Digicel Group, Ltd.
12,454,260	9.13%, 01/15/15 PIK (h)	11,395,648

TRANSPORTATION - 2.0%
	American Tire Distributors Holdings, Inc.
5,000,000	11.48%, 04/01/12 (g)	4,875,000
	Delphi Corp.
2,933,000	6.55%, 06/15/06 (d)	1,759,800
7,834,000	7.13%, 05/01/29 (d)	4,817,910
1,200,000	6.50%, 05/01/09 (d)	726,000
200,000	6.50%, 08/15/13 (d)	117,000
	Federal-Mogul Corp.
1,579,000	7.50%, 01/15/09 (d)	0
1,000,000	7.75%, 07/01/06 (d)	0

		12,295,710

UTILITIES - 0.0%
	Enron Corp.
1,000,000	6.63%, 11/15/05 (d) (i)	182,500

WIRELESS COMMUNICATIONS - 0.8%
	SunCom Wireless Holdings, Inc.
5,000,000	8.50%, 06/01/13	5,200,000

	Total Corporate Notes and Bonds (Cost $196,666,638)	177,932,892

Principal Amount ($)		Value ($)

Claims - 0.1%

AEROSPACE - AIRLINES - 0.1%
	Delta Airlines, Inc.
581,794	Delta ALPA Claim, 12/31/10	29,334
	Northwest Airlines, Inc.
2,000,000	ALPA Trade Claim, 08/21/13	72,500
3,551,000	Flight Attendant Claim, 08/21/13	128,724
2,107,500	IAM Trade Claim, 08/21/13	76,397
2,341,500	Retiree Claim, 08/21/13	84,879

	Total Claims (Cost $2,535,115)	391,834

Shares

Common Stocks - 9.7%

AEROSPACE - AIRLINES - 1.1%
199,342	Delta Air Lines, Inc. (j)	2,968,198
253,611	Northwest Airlines Corp. (j)	3,679,896

		6,648,094

BROADCASTING - 0.6%
357,343	Gray Television, Inc.	2,865,891
121,072	Gray Television, Inc., Class A	1,029,112

		3,895,003

FOREST PRODUCTS - CONTAINERS - 0.6%
563,258	Graphic Packaging Corp. (j)	2,078,422
100,067	Louisiana-Pacific Corp.	1,368,917

		3,447,339

HOUSING - BUILDING MATERIALS - 0.5%
150,285	Owens Corning, Inc. (j)	3,038,755

HOUSING - REAL ESTATE DEVELOPMENT - 0.0%
8	Westgate Investments LLC (b)	0

SERVICE - ENVIRONMENTAL SERVICES - 0.5%
136,990	Safety-Kleen Systems, Inc. (j)	2,876,790

TELECOMMUNICATIONS - 0.8%
753,981	Communications Corp. of America (b) (j)	5,004,775

TRANSPORTATION - 0.3%
1,544,148	Delphi Corp. (j)	223,901
58,949	Federal-Mogul Corp., Class A (j)	1,473,725

		1,697,626

UTILITIES - 0.8%
81,194	Entegra TC LLC	2,715,939
59,600	NRG Energy, Inc. (j)	2,583,064

		5,299,003

See accompanying Notes to Financial Statements. | 11

INVESTMENT PORTFOLIO (continued)

As of December 31, 2007	Highland Credit Strategies Fund

Shares		Value ($)

Common Stocks (continued)

WIRELESS COMMUNICATIONS - 4.5%
225,000	ICO Global Communications Holding Ltd. (j)	715,500
	SunCom Wireless Holdings, Inc.,
1,037,196	Class A (j)	27,547,926

		28,263,426

	Total Common Stocks (Cost $49,678,067)	60,170,811

Units

Warrants - 0.0%
20,000	Clearwire Corp., expires 08/15/10 (j)	3,688

	Total Warrants (Cost $0)	3,688

Total Investments - 135.0%		838,189,541

(cost of $884,389,271) (k)

Other Assets & Liabilities, Net- (35.0)%		(217,111,380)

Net Assets applicable to
Common Shareholders - 100.0%		621,078,161

Investments Sold Short outstanding as of December 31, 2007:

Equity Securities	Shares	Value

IndyMac Bancorp, Inc.	19,593	$116,578
Superior Industries
International, Inc	51,587	937,336

Total Investments Sold Short
(Proceeds $1,451,939)		$1,053,914

(a)

Senior loans in which the Fund invests generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. (Unless otherwise identified by Note (f), all senior loans carry a variable rate interest.) These base lending rates are generally (i) the Prime Rate offered by one or more major United States banks, (ii) the lending rate offered by one or more European banks such as the London Interbank Offered Rate (“LIBOR”) or (iii) the Certificate of Deposit rate. Rate shown represents the weighted average rate at December 31, 2007. Senior loans, while exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”), contain certain restrictions on resale and cannot be sold publicly. Senior secured floating rate loans often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown.

(b)

Represents fair value as determined by the Investment Adviser, in good faith, pursuant to the policies and procedures approved by the Fund’s Board of Trustees. Securities with a total aggregate market value of $22,929,201, or 3.7% of net assets, were valued under fair value by the Investment Adviser as of December 31, 2007.

(c)	Senior Loan Notes have additional unfunded loan commitments. See Note 9.
(d)	The issuer is in default of certain debt covenants. Income is not being accrued.
(e)	All or a portion of this position has not settled. Contract rates do not take effect until settlement date.
(f)	Fixed Rate Senior Loan.
(g)	Floating rate security. The interest rate shown reflects the rate in effect at December 31, 2007.
(h)

Securities exempt from registration pursuant to Rule 144A under the 1933 Act. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At December 31, 2007, these securities amounted to $59,291,023 or 9.5% of net assets applicable to common shareholders. These securities have been determined by the Fund’s investment adviser to be liquid securities.

(i)	This issuer is under the protection of the U.S. federal bankruptcy court.
(j)	Non-income producing security.
(k)	Cost for U.S. Federal income tax purposes is $884,496,245.

AUD	Australia Dollar
EUR	Euro Currency
GBP	Great Britain Pound
SEK	Swedish Krona

DIP	Debtor in Possession
PIK	Payment in Kind

                     Forward foreign currency contracts outstanding as of December 31, 2007 were as follows:

Contracts to Buy or to Sell	Currency	Principal Amount Covered by Contracts	Expiration	Net Unrealized Appreciation/ (Depreciation)

Sell	AUD	4,000,000	02/28/2008	$(236,992)
Sell	AUD	5,400,000	02/29/2008	(353,149)
Sell	AUD	2,700,000	03/11/2008	(147,955)
Sell	EUR	11,000,000	02/04/2008	(940,067)
Sell	EUR	4,900,000	05/29/2008	108,967
Sell	EUR	5,100,000	05/30/2008	54,955
Sell	GBP	4,000,000	02/07/2008	169,210
Sell	GBP	500,000	05/29/2008	36,435
Sell	GBP	500,000	05/30/2008	33,338

				$(1,275,258)

12 | See accompanying Notes to Financial Statements.

INVESTMENT PORTFOLIO (continued)

As of December 31, 2007	Highland Credit Strategies Fund

Foreign Denominated Senior Loans
Industry Concentration Table:
(% of Total Net Assets)

Cable – International Cable	3.3%
Diversified Media	3.1%
Telecommunications	2.2%
Retail	1.7%

Total	10.3%

Credit Default Swap Agreement outstanding as of December 31, 2007:

Counterparty	Referenced Obligation	Buy/Sell Protection (1)	(Pay)/Receive Rate	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Lehman Brothers	NRG Energy, Inc.,	Sell	1.85%	12/20/2008	$5,000,000	$(29,158)
	7.25% due 02/01/14

(1)

If the Fund is the seller of protection and a credit default event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of the protection, an amount up to the notional value of the swap and in certain instances, take delivery of the security.

The amount of $36,340,000 in cash was segregated with the custodian to cover the following total return swap outstanding at December 31, 2007:

Expiration Date	Notional Amount	Unrealized Appreciation/(Depreciation)

05/24/2010	$170,924,155	$(6,341,169)

See accompanying Notes to Financial Statements. | 13

STATEMENT OF ASSETS AND LIABILITIES

As of December 31, 2007	Highland Credit Strategies Fund

($)

Assets:
Investments, at value (cost $884,389,271)	838,189,541
Cash	2,837,166
Restricted cash (Note 2)	39,261,591
Net unrealized appreciation on forward currency contracts	402,905
Receivable for:
Investments sold	22,028,985
Swap agreements	1,054,833
Dividends and interest receivable	13,150,972
Other assets	41,483

Total assets	916,967,476

Liabilities:
Notes payable (Note 7)	248,000,000
Securities sold short, at value (proceeds $1,451,939)	1,053,914
Net discount and unrealized depreciation on unfunded transactions (Note 9)	1,556,736
Net unrealized depreciation on forward currency contracts	1,678,163
Net unrealized depreciation on credit default swaps	29,158
Net unrealized depreciation on total return swaps	6,341,169
Payables for:
Distributions	5,178,082
Investments purchased	29,734,707
Investment advisory fee payable (Note 4)	748,663
Administration fee (Note 4)	149,733
Trustees’ fees (Note 4)	522
Interest expense (Note 7)	1,278,012
Accrued expenses and other liabilities	140,456

Total liabilities	295,889,315

Net Assets Applicable to Common Shares	621,078,161

Composition of Net Assets:
Par value of common shares (Note 1)	34,521
Paid-in capital in excess of par value of common shares	657,755,847
Undistributed net investment income	7,645,585
Accumulated net realized gain/(loss) from investments, swaps and foreign currency transactions	10,712,407
Net unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, forward currency contracts, swaps and translation of assets and liabilities denominated in foreign currency	(55,070,199)

Net Assets Applicable to Common Shares	621,078,161

Common Shares
Net assets	621,078,161
Shares outstanding (unlimited authorization)	34,520,550
Net asset value per share (net assets/shares outstanding)	17.99

14 | See accompanying Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2007	Highland Credit Strategies Fund

($)

Investment Income:
Interest	85,031,062
Dividends	1,826,564
Securities lending income	7,479

Total investment income	86,865,105

Expenses:
Investment advisory fees (Note 4)	9,368,976
Administration fees (Note 4)	1,873,796
Accounting service fees	449,908
Transfer agent fees	34,147
Professional fees	332,701
Trustees’ fees (Note 4)	32,295
Custodian fees	118,582
Registration fees	37,005
Reports to shareholders	113,710
Other expenses	413,714

Net operating expenses	12,774,834

Interest expense (Note 7)	14,759,102
Dividends on securities sold short	226,480

Net expenses	27,760,416

Net investment income	59,104,689

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments	17,716,313
Net realized gain/(loss) on swaps	877,812
Net realized gain/(loss) on foreign currency transactions	(988,007)
Net change in unrealized appreciation/(depreciation) on investments	(72,891,311)
Net change in unrealized appreciation/(depreciation) on unfunded transactions (Note 9)	(1,205,082)
Net change in unrealized appreciation/(depreciation) on short positions	324,633
Net change in unrealized appreciation/(depreciation) on forward foreign currency contracts	(1,275,258)
Net change in unrealized appreciation/(depreciation) on swaps	(6,370,327)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currency	(55,214)

Net realized and unrealized gain/(loss) on investments	(63,866,441)

Net decrease in net assets, applicable to common shareholders, from operations	(4,761,752)

See accompanying Notes to Financial Statements. | 15

STATEMENTS OF CHANGES IN NET ASSETS

	Highland Credit Strategies Fund

	Year Ended December 31, 2007 ($)	Period Ended December 31, 2006(a) ($)

Increase/(Decrease) in Net Assets:

From Operations
Net investment income	59,104,689	24,570,474
Net realized gain/(loss) on investments, swaps and foreign currency transactions	17,606,118	4,905,216
Net change in unrealized appreciation/(depreciation) on investments, unfunded transactions, short positions, forward foreign currency contracts, swaps and translation of assets and liabilities denominated in foreign currency	(81,472,559)	26,402,360

Net change in net assets from operations	(4,761,752)	55,878,050

Distributions Declared to Common Shareholders
From net investment income	(56,955,142)	(20,704,560)
From capital gains	(10,356,165)	—

Total distributions declared to common shareholders	(67,311,307)	(20,704,560)

Share Transactions from Common Shares
Subscriptions	—	657,570,000
Distributions reinvested	187,383	120,347

Net increase from share transactions from common shares	187,383	657,690,347

Total increase/(decrease) in net assets from common shares	(71,885,676)	692,863,837

Net Assets Applicable to Common Shares
Beginning of period	692,963,837	100,000 (b)

End of period (including undistributed net investment income of $7,645,585 and $3,769,657, respectively)	621,078,161	692,963,837

Change in Common Shares
Subscriptions	—	34,500,000
Issued for distributions reinvested	9,195	6,120

Net increase in common shares	9,195	34,506,120

(a)	Highland Credit Strategies Fund commenced investment operations on June 29, 2006.
(b)	Represents initial seed money.

16 | See accompanying Notes to Financial Statements.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2007	Highland Credit Strategies Fund

($)

Cash Flows Provided by Operating Activities
Net investment income	59,104,689

Adjustments to Reconcile Net Investment Income to Net Cash and Foreign Currency Provided by Operating Activities
Purchase of investment securities	(616,913,786)
Proceeds from disposition of investment securities	695,458,791
Decrease in receivable for investments sold	31,086,205
Increase in restricted cash	(35,683,584)
Decrease in receivable for securities loaned	2,861,357
Increase in interest and fees receivable	(13,139,338)
Increase in interest payable	26,679
Increase in receivable for swap agreements (a)	(177,021)
Decrease in other assets	58,901
Decrease in securities sold short	(6,120,803)
Decrease in payable upon receipt of securities loaned	(2,861,357)
Decrease in payable for investments purchased	(46,832,790)
Net amortization/(accretion) of premium/(discount)	(2,757,247)
Decrease in mark-to-market on realized and unrealized gain/(loss) on foreign currency	(1,043,221)
Increase in unrealized appreciation/(depreciation) on securities sold short	324,633
Decrease in payables to related parties	(45,887)
Increase in other expenses and liabilities	287,020

Net cash and foreign currency provided by operating activities	63,633,241

Cash Flows Used in Financing Activities
Decrease in notes payable	(37,000,000)
Distributions paid in cash	(61,945,842)

Net cash flow from financing activities	(98,945,842)

Net decrease in cash and foreign currency	(35,312,601)

Cash and Foreign Currency
Beginning of the year	38,149,767
End of the year	2,837,166

(a)	Includes realized gain/(loss) on swaps.

See accompanying Notes to Financial Statements. | 17

FINANCIAL HIGHLIGHTS

Highland Credit Strategies Fund

Selected data for a share outstanding throughout each period is as follows:

Common Shares Per Share Operating Performance:	For the Year Ended December 31, 2007	For the Year Ended December 31, 2006(a)

Net Asset Value, Beginning of Period	$20.08	$19.06

Income from Investment Operations:
Net investment income	1.71	0.71
Net realized and unrealized gain on investments	(1.85)	0.91

Total from investment operations	(0.14)	1.62
Less Distributions Declared to Common Shareholders:
From net investment income	(1.65)	(0.60)
From net realized gains	(0.30)	—

Total distributions declared to common shareholders	(1.95)	(0.60)

Net Asset Value, End of Period	$17.99	$20.08
Market Value, End of Period	$15.82	$21.16
Market Value Total Return (c)	(17.05)%	9.06	%(b)

Ratios and Supplemental Data:
Net assets, end of period (in 000’s)	$621,078	$692,964

Common Share Information at End of Period:
Ratios based on average net assets of common shares:
Net operating expenses	1.87%	1.53%
Interest expenses	2.16%	1.03%
Dividend income from short positions	0.03%	N/A
Net expenses	4.06%	2.56%
Net investment income	8.64%	7.37%
Ratios based on managed net assets of common shares:
Net operating expenses	1.36%	1.31%
Interest expenses	1.58%	0.89%
Dividend income from short positions	0.02%	N/A
Net expenses	2.96%	2.20%
Net investment income	6.31%	6.33%

Portfolio turnover rate	66.49%	45.95	%(b)

(a)	Highland Credit Strategies Fund commenced investment operations on June 29, 2006.
(b)	Not annualized.
(c)	Based on market value per share. Distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend reinvestment plan.

18  |  See accompanying Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2007	Highland Credit Strategies Fund

Note 1. Organization

Highland Credit Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund may issue an unlimited number of common shares, par value $0.001 per share (“Common Shares”).

Investment Objective

The Fund seeks to provide both current income and capital appreciation.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Fund Valuation

The net asset value of the Fund’s Common Shares is calculated no less frequently than on the last business day of each week and month. The net asset value is calculated by dividing the value of the Fund’s net assets attributable to Common Shares by the number of Common Shares outstanding.

Security Valuation

In computing the Fund’s net assets attributable to Common Shares, securities with readily available market quotations use those quotations for valuation. When portfolio securities are traded on the relevant day of valuation, the valuation will be the last reported sale price on that day. If there are no such sales on that day, the security will be valued at the mean between the most recently quoted bid and asked prices provided by the principal market makers. If there is more than one such principal market maker, the value shall be the average of such means. Securities without a sale price or quotations from principal market makers on the valuation day will be valued by an independent pricing service. Generally, the Fund’s loan and bond positions are not traded on exchanges and consequently are valued based on a mean of the bid and ask price from the third-party pricing services or broker-dealer sources. If securities do not have readily available market quotations or pricing service prices, including circumstances under which such are determined not to be accurate or current (including when events materially affect the value of securities occurring between the time when market price is determined and calculation of the Fund’s net asset value), such securities are valued at their fair value, as determined by Highland Capital Management, L.P. (the “Investment Adviser”) in good faith in accordance with procedures approved by the Fund’s Board of Trustees. In these cases, the Fund’s net asset value will reflect the affected portfolio securities’ value as determined in the judgment of the Board of Trustees or its designee instead of being determined by the market. Using a fair value pricing methodology to value securities may result in a value that is different from a security’s most recent sale price and from the prices used by other investment companies to calculate their net asset values. There can be no assurance that the Fund’s valuation of a security will not differ from the amount that it realizes upon the sale of such security. Short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost. Repurchase agreements are valued at cost plus accrued interest. Foreign price quotations are converted to U.S. dollar equivalents using the 4:00 PM London Time Spot Rate.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains/(losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Foreign Currency

Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates using the current 4:00 PM London Time Spot Rate. Fluctuations in the value of the foreign currencies and other assets and liabilities resulting from changes in exchange rates between trade and settlement dates on security transactions and between the accrual and payment dates on dividends, interest income and foreign withholding taxes are recorded as unrealized foreign currency gains/(losses). Realized gains/(losses) and unrealized appreciation/(depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

Short Sales

A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. Cash of $2,921,591 held as collateral for short sales is included in restricted cash on the Statement of Assets and Liabilities.

Annual Report  |  19

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007	Highland Credit Strategies Fund

The Fund intends to attempt to limit exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Adviser believes possess volatility characteristics similar to those being hedged. In addition, the Fund intends to use short sales for non-hedging purposes to pursue its investment objectives. Subject to the requirements of the 1940 Act and the Internal Revenue Code of 1986, as amended (the “Code”), the Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short by the Fund exceeds 25% of the value of its total assets.

Credit Default Swaps

To the extent consistent with the Fund’s prospectus, the Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. The Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.

Credit default swaps involve greater risks than if the Fund had invested in the reference obligation directly. In addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risks. The Fund will enter into swap agreements only with counterparties that are rated investment grade quality by at least one nationally recognized statistical rating organization at the time of entering into such transaction or whose creditworthiness is believed by the Investment Adviser to be equivalent to such rating. A buyer also will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. When the Fund acts as a seller of a credit default swap agreement it is exposed to many of the same risks of leverage as certain other leveraged transactions, since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation. As of December 31, 2007, there was one credit default swap outstanding.

Senior Loan Based Derivatives

Effective May 24, 2007, the Fund entered into an agreement with Barclays Bank PLC (“Barclays”), in the form of a transaction structured as a non-recourse, static total return swap (the “Swap”).

Generally, a total return swap is a two-party agreement under which an agreement is made to exchange returns from predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated based on a “notional amount”, which is valued monthly according to the valuation policy mentioned above to determine each party’s obligation under the contract.

In the Swap, Barclays has agreed to make payments of the total return (income and capital appreciation) from the designated underlying asset(s) during a specified period of time in return for receiving payments from the Fund based on a reference rate, such as the London Interbank Offered Rate, or (“LIBOR”), plus a spread calculated on the notional amount of the assets in the Swap.

As the Swap is non-recourse, no additional collateral is required to be posted other than the amount posted at the inception of the transaction and the Fund has no liability under the Swap other than the collateral it has posted. The Fund may however at its own discretion post additional collateral.

As of December 31, 2007, the notional amount of the Swap was $170,924,155, and consisted of exposure to senior loans of 42 issuers, in 20 industries.

Cash of $36,340,000 held as collateral for the Swap is included in restricted cash on the Statement of Assets and Liabilities. Mark-to-market is recorded as unrealized appreciation/(depreciation) on the Statement of Assets and Liabilities and net settlement payments are recorded as unrealized gain/(loss) on the Statement of Operations.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

U.S. Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Code, as amended, and will distribute substantially all of its taxable income and gains, if any, for its tax year, and as such will not be subject to U.S. federal income taxes. In addition, the Fund intends to distribute, in each calendar year, all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to U.S. federal excise tax. Therefore, no U.S. federal income or excise tax provisions are recorded.

In July 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance on how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions

20  |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007	Highland Credit Strategies Fund

are “more-likely-than-not” of being sustained by the applicable tax authorities. Tax positions not deemed to satisfy the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FASB required adoption of FIN 48 for fiscal years beginning after December 15, 2006, and FIN 48 is to be applied to all open tax years as of the effective date. However, on December 22, 2006, the Securities and Exchange Commission delayed the required implementation date of FIN 48 for management investment companies until June 29, 2007. As of June 29, 2007, the Fund adopted FIN 48 for all subsequent reporting periods and management has determined that there is no material impact on the financial statements.

Distributions

The Fund plans to pay distributions monthly and capital gain distributions annually to common shareholders. To permit the Fund to maintain more stable monthly distributions and annual distributions, the Fund may from time to time distribute less than the entire amount of income and gains earned in the relevant month or year, respectively. The undistributed income and gains would be available to supplement future distributions. Shareholders of the Fund will automatically have all distributions reinvested in Common Shares of the Fund issued by the Fund or purchased in the open market in accordance with the Fund’s Dividend Reinvestment Plan (the “Plan”) unless an election is made to receive cash. Each participant in the Plan will pay a pro rata share of brokerage commissions incurred in connection with open market purchases, and participants requesting a sale of securities through the plan agent of the Plan are subject to a sales fee and a brokerage commission.

Statement of Cash Flows

Information on financial transactions which have been settled through the receipt or disbursement of cash is presented in the Statement of Cash Flows. The cash and foreign currency amount shown in the Statement of Cash Flows is the amount included within the Fund’s Statement of Assets and Liabilities and includes cash and foreign currency on hand at its custodian bank.

Additional Accounting Standards

In September 2006, Statement of Financial Accounting Standards No. 157 Fair Value Measurements (“SFAS 157”) was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management has evaluated the implications of SFAS 157 and concluded that there is no material impact on the financial statements.

Note 3. U.S. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2007, permanent differences resulting primarily from bond bifurcation, realized swap gain/(loss) reclass, section 988 gain/(loss) and non deductible excise tax paid in 2006 were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital

$1,726,381	$(1,539,019)	$(187,362)

The tax character of distributions paid during the years ended December 31, 2007 and December 31, 2006 were as follows:

Distributions paid from:	2007	2006

Ordinary income*	$67,311,307	$20,704,560
Long-term capital gains	—	—

*	For tax purposes, short-term capital gains distributions, if any, are considered ordinary income distributions.

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Net Unrealized (Depreciation)*

$9,794,646	$1,024,735	$(47,531,588)

*	Any differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at December 31, 2007, based on cost of investments for U.S. federal income tax purposes and excluding any unrealized appreciation/(depreciation) from changes in the value of other assets and liabilities resulting from changes in exchange rates was:

Unrealized appreciation	$24,383,439
Unrealized depreciation	(70,690,143)

Net unrealized depreciation	$(46,306,704)

Annual Report  |  21

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007	Highland Credit Strategies Fund

Note 4. Investment Advisory, Administration, and Trustee Fees

Investment Advisory Fee

The Investment Adviser to the Fund and receives an annual fee, paid monthly, in an amount equal to 1.00% of the average weekly value of the Fund’s Managed Assets. The Fund’s “Managed Assets” is an amount equal to the total assets of the Fund, including any form of leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

Administration Fee

The Investment Adviser provides administrative services to the Fund. For its services, the Investment Adviser receives an annual fee, payable monthly, in an amount equal to 0.20% of the average weekly value of the Fund’s Managed Assets. Under a separate sub-administration agreement, the Investment Adviser has delegated certain administrative functions to PFPC Inc. (“PFPC”). The Investment Adviser pays PFPC directly for these sub-administration services.

Fees Paid to Officers and Trustees

The Fund pays no compensation to its Trustees and Officers who are “interested persons” (as defined in the 1940 Act) of the Fund and employees of the Investment Adviser. For the year ended December 31, 2007, the Fund paid each Trustee who is not an interested person (as defined in the 1940 Act) of the Fund an annual retainer of $7,500 per year for services provided as a Trustee of the Fund.

Effective January 1, 2008, each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.

The “Highland Fund Complex” consists of all of the registered investment companies and a business development company advised by the Investment Advisor as of the date of this Annual Report.

Note 5. Portfolio Information

For the year ended December 31, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $616,913,786 and $695,458,791, respectively.

Note 6. Senior Loan Participation Commitments

The Fund may invest its assets (plus any borrowings for investment purposes) in adjustable rate senior loans (“Senior Loans”) the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates to domestic or foreign corporations, partnerships and other entities (“Borrowers”). If the lead lender in a typical lending syndicate becomes insolvent, enters FDIC receivership or, if not FDIC insured, enters into bankruptcy, the Fund may incur certain costs and delays in receiving payment or may suffer a loss of principal and/or interest. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation (the “Selling Participant”), not with the Borrower directly. As such, the Fund assumes the credit risk of the Borrower, Selling Participant or other persons interpositioned between the Fund and the Borrower. The ability of Borrowers to meet their obligations may be affected by economic developments in a specific industry. At December 31, 2007, there were no Senior Loans purchased by the Fund on a participation basis.

Note 7. Loan Agreement

Effective August 25, 2006, the Fund entered into a $290,000,000 Revolving Credit and Security Agreement as amended, (the “Credit Agreement”) with The Bank of Nova Scotia.

At December 31, 2007, the Fund had a borrowing outstanding with the Credit Agreement, totaling $248,000,000. The interest rate charged at December 31, 2007 was 5.89%. The average daily loan balance was $253,098,630 at a weighted average interest rate of 5.46%. With respect to the loan, an interest expense of $14,759,102 is included in the Statement of Operations.

The Fund is required to maintain 300% asset coverage with respect to amounts outstanding under the Credit Agreement. Asset coverage is calculated by subtracting the Fund’s total liabilities, not including any bank loans and senior securities, from the Fund’s total assets and dividing such amount by the principal amount of the borrowings outstanding. As of the dates indicated below, the Fund’s debt outstanding and asset coverage was as follows:

Date	Total Amount Outstanding	Asset Coverage per $1,000 of Indebtedness

12/31/2007	$248,000,000	$3,504
12/31/2006	285,000,000	3,429

Note 8. Securities Loans

The Fund may make secured loans of its portfolio securities amounting to not more than one-third of the value of its total assets, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to unaffiliated broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or

22  |  Annual Report

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007	Highland Credit Strategies Fund

short-term debt obligations at least equal at all times to the value of the securities subject to the loan. The borrower pays to the Fund an amount equal to any interest or dividends received on securities subject to the loan. The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. As of December 31, 2007, the Fund had no securities on loan.

Note 9. Unfunded Loan Commitments

As of December 31, 2007, the Fund had unfunded loan commitments of $8,160,366, which could be extended at the option of the borrower, pursuant to the following loan agreements:

Borrower	Unfunded Loan Commitment

Comcorp Broadcasting, Inc.	$508,937
Mobileserv Ltd	5,000,000
Sirva Worldwide, Inc.	651,429
Sorenson Communications, Inc.	2,000,000

$8,160,366

Unfunded loan commitments are marked to market on the relevant day of valuation in accordance with the Fund’s valuation policies. Any applicable unrealized gain/(loss) and unrealized appreciation/(depreciation) on unfunded loan commitments are recorded on the Statement of Assets and Liabilities and the Statement of Operations, respectively. As of December 31, 2007, the Fund recognized net discount and unrealized depreciation on unfunded transactions of $1,556,736. The net change in unrealized depreciation on unfunded transactions of $(1,205,082) is recorded in the Statement of Operations.

Note 10. Disclosure of Significant Risks and Contingencies

Concentration Risk

The Fund may focus its investments in instruments of only a few companies. The concentration of the Fund’s portfolio in any one obligor would subject the Fund to a greater degree of risk with respect to defaults by such obligor, and the concentration of the portfolio in any one industry would subject the Fund to a greater degree of risk with respect to economic downturns relating to such industry.

Non-Payment Risk

Corporate debt obligations, including Senior Loans, are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the Senior Loan experiencing non-payment, and a potential decrease in the net asset value of the Fund.

Credit Risk

Investments rated below investment grade are commonly referred to as high-yield, high risk or “junk debt.” They are regarded as predominantly speculative with respect to the issuing company’s continuing ability to meet principal and/or interest payments. Investments in high yield Senior Loans may result in greater net asset value fluctuation than if the Fund did not make such investments.

Illiquidity of Investments

The investments made by the Fund may be illiquid, and consequently the Fund may not be able to sell such investments at prices that reflect the Investment Adviser’s assessment of their value or the amount originally paid for such investments by the Fund. Illiquidity may result from the absence of an established market for the investments as well as legal, contractual or other restrictions on their resale and other factors. Furthermore, the nature of the Fund’s investments, especially those in financially distressed companies, may require a long holding period prior to profitability.

Troubled, Distressed or Bankrupt Companies

The Fund invests in companies that are troubled, in distress or bankrupt. As such, they are subject to a multitude of legal, industry, market, environment and governmental forces that make analysis of these companies inherently risky. Further, the Investment Adviser relies on company management, outside experts, market participants and personal experience to analyze potential investments for the Fund. There can be no assurance that any of these sources will prove credible, or that the resulting analysis will produce accurate conclusions.

Leverage Risk

The Fund currently uses leverage through borrowings from a credit facility, and may also use leverage through the issuances of preferred shares. The use of leverage, which can be described as exposure to changes in price at a ratio greater than the amount of equity invested, either through the issuance of preferred shares, borrowing or other forms of market exposure, magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. Insofar as the Fund employs leverage in its investment operations, the Fund will be subject to substantial risks of loss.

Foreign Securities

Investments in foreign securities involve certain factors not typically associated with investing in U.S. securities, such as risks relating to (i) currency exchange matters, including fluctuations in the rate of exchange between the U.S. dollar (the currency in which the books of the Fund are maintained) and the various foreign currencies in which the Fund’s portfolio securities will be denominated and costs associated with conversion of investment principal and income from one currency into another; (ii) differences between the U.S. and foreign securities markets, including the absence of uniform accounting, auditing and financial reporting standards and

Annual Report  |  23

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2007	Highland Credit Strategies Fund

practices and disclosure requirements, and less government supervision and regulation; (iii) political, social or economic instability; and (iv) the extension of credit, especially in the case of sovereign debt.

Emerging Markets Risk

Investing in securities of issuers based in underdeveloped emerging markets entails all of the risks of investing in foreign securities to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; and (iii) certain national policies which may restrict the Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interest.

Derivatives Risk

Derivative transactions in which the Fund may engage for hedging and speculative purposes or to enhance total return, including engaging in transactions such as options, futures, swaps, foreign currency transactions (including forward foreign currency contracts, currency swaps or options on currency and currency futures) and other derivative transactions, involve certain risks and considerations. These risks include the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction or illiquidity of the derivative instruments. Furthermore, the ability to successfully use derivative transactions depends on the Investment Adviser’s ability to predict pertinent market movements, which can not be assured. Thus, the use of derivative transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market value, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell.

Investments in Swaps Risk

Investments in swaps involve the exchange with another party of their respective commitments. Use of swaps subjects the Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. The Fund may enter into total return swaps, credit default swaps, currency swaps or other swaps which may be surrogates for other instruments such as currency forwards or options.

Short Sales Risk

Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. The Fund will profit from declines in the market prices of securities sold short to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. There can be no assurance that the securities necessary to cover a short position will be available for purchase.

Note 11. Subsequent Events

As of the close of business on December 21, 2007 (the “Record Date”), the Fund issued transferable rights (“Rights”) to its common shareholders of record (“Record Date Shareholders”), entitling the holders of those Rights to subscribe for up to an aggregate of 11,535,615 of the Fund’s common shares of beneficial interest (the “Offer”). Record Date Shareholders received one Right for each outstanding whole common share held on the Record Date. The Rights entitled their holders to purchase one new common share for every three Rights held (1-for-3). The common shares offered for subscription in the Offer are listed and trade on the New York Stock Exchange under the symbol “HCF.”

The Offer expired at 5:00 p.m., Eastern Time, on January 18, 2008, and was over-subscribed. The subscription price pursuant to the Offer was $12.85, based on a formula which was described in the offering materials. The gross proceeds of the Offer were approximately $148.2 million.

On February 20, 2008, the Board of Trustees approved agreements and plans of reorganization pursuant to which Prospect Street High Income Portfolio Inc. and Prospect Street Income Shares Inc. (each an “Acquired Fund” and together, the “Acquired Funds”) would transfer all of the assets of each Acquired Fund in exchange solely for newly issued common shares and the assumption by the Fund of all of the Acquired Fund’s liabilities. The Fund would distribute those common shares to stockholders of the Acquired Funds in exchange for their shares of common stock of the Acquired Funds and in liquidation thereof, and the Acquired Funds would dissolve, all in accordance with the terms and provisions of the Reorganizations.

Each of the Acquired Funds is a diversified closed-end management investment company managed by the Investment Adviser. The Reorganizations are subject to approval of stockholders of the Acquired Funds and certain other closing conditions and, assuming such conditions are satisfied, the Reorganizations are currently expected to occur in the summer of 2008. Each Reorganization may proceed independently of the other.

24 | Annual Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Highland Credit Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Highland Credit Strategies Fund (the “Fund”) at December 31, 2007, and the results of its operations and its cash flows for the year then ended, the changes in its net assets and the financial highlights for periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments at December 31, 2007 by correspondence with the custodian and the banks with whom the Fund owns participations in loans, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Dallas, Texas
February 27, 2008

Annual Report | 25

ADDITIONAL INFORMATION (unaudited)

December 31, 2007	Highland Credit Strategies Fund

Tax Information

During the year ended December 31, 2007, the Fund declared long-term capital gains of $1,024,735.

Certifications

On June 6, 2007, the Fund filed its Chief Executive Officer Certification with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards. The Fund’s Chief Executive Officer and Chief Financial Officer Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund’s Form N-CSR and are available on the Securities and Exchange Commission’s website at www.sec.gov.

Additional Portfolio Information

The Investment Adviser and its affiliates manage other accounts, including registered and private funds and individual accounts. Although investment decisions for the Fund are made independently from those of such other accounts, the Investment Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts that may be the same or different from those made to the Fund, including investments in different levels of the capital structure of a company, such as equity versus senior loans, or that take contrary provisions in multiple levels of the capital structure. The Investment Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, this may create situations where a client could be disadvantaged because of the investment activities conducted by the Investment Adviser for other client accounts. When the Fund and one or more of such other accounts is prepared to invest in, or desires to dispose of, the same security, available investments or opportunities for each will be allocated in a manner believed by the Investment Adviser to be equitable to the fund and such other accounts. The Investment Adviser also may aggregate orders to purchase and sell securities for the Fund and such other accounts. Although the Investment Adviser believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all accounts including the Fund, in some cases these activities may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Dividend Reinvestment Plan

Unless the registered owner of Common Shares elects to receive cash by contacting the Plan Agent, all dividends declared for your Common Shares of the Fund will be automatically reinvested by PFPC Inc. (the “Plan Agent”), agent for shareholders in administering the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional Common Shares of the Fund. If a registered owner of Common Shares elects not to participate in the Plan, you will receive all dividends in cash paid by check mailed directly to you (or, if the shares are held in street or other nominee name, then to such nominee) by PFPC Inc., as dividend disbursing agent. You may elect not to participate in the Plan and to receive all dividends in cash by sending written instructions or by contacting PFPC Inc., as dividend disbursing agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by contacting the Plan Agent before the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may reinvest that cash in additional Common Shares of the Fund for you.

The Plan Agent will open an account for each shareholder under the Plan in the same name in which such shareholder’s Common Shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “dividend”) payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Shares. The Common Shares will be acquired by the Plan Agent for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized Common Shares from the Fund (“newly issued Common Shares”) or (ii) by purchase of outstanding Common Shares on the open market (“open-market purchases”) on the New York Stock Exchange or elsewhere.

If, on the payment date for any dividend, the market price per Common Share plus estimated brokerage commissions is greater than the net asset value per Common Share (such condition being referred to herein as “market premium”), the Plan Agent will invest the dividend amount in newly issued Common Shares, including fractions, on behalf of the participants. The number of newly issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the net asset value per Common Share on the payment date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.

If, on the payment date for any dividend, the net asset value per Common Share is greater than the market value per common share plus estimated brokerage commissions (such condition being referred to herein as “market discount”), the Plan Agent will invest the dividend amount in Common Shares acquired on behalf of the participants in open-market purchases.

26 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2007	Highland Credit Strategies Fund

In the event of a market discount on the payment date for any dividend, the Plan Agent will have until the last business day before the next date on which the Common Shares trade on an “ex-dividend” basis or 120 days after the payment date for such dividend, whichever is sooner (the “last purchase date”), to invest the dividend amount in Common Shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date of each dividend through the date before the “ex-dividend” date of the third month of the quarter. If, before the Plan Agent has completed its open-market purchases, the market price of a Common Share exceeds the net asset value per Common Share, the average per Common Share purchase price paid by the Plan Agent may exceed the net asset value of the Common Shares, resulting in the acquisition of fewer common shares than if the dividend had been paid in newly issued Common Shares on the dividend payment date. Because of the foregoing difficulty with respect to open market purchases, if the Plan Agent is unable to invest the full dividend amount in open market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent may cease making open-market purchases and may invest the uninvested portion of the dividend amount in newly issued Common Shares at the net asset value per Common Share at the close of business on the last purchase date; provided that, if the net asset value per Common Share is less than 95% of the market price per Common Share on the payment date, the dollar amount of the dividend will be divided by 95% of the market price per Common Share on the payment date.

The Plan Agent maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common Shares in the account of each Plan participant will be held by the Plan Agent on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Common Shares certified from time to time by the record shareholder’s name and held for the account of beneficial owners who participate in the Plan.

There will be no brokerage charges with respect to Common Shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred in connection with open-market purchases. The automatic reinvestment of dividends will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Accordingly, any taxable dividend received by a participant that is reinvested in additional Common Shares will be subject to federal (and possibly state and local) income tax even though such participant will not receive a corresponding amount of cash with which to pay such taxes. Participants who request a sale of shares through the Plan Agent are subject to a $2.50 sales fee and pay a brokerage commission of $0.05 per share sold.

The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at PFPC, Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809; telephone (877) 665-1287.

Annual Report | 27

ADDITIONAL INFORMATION (unaudited)

December 31, 2007	Highland Credit Strategies Fund

Trustees and Officers

The Board of Trustees (the “Board”) provides broad oversight over the operations and affairs of the Fund and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Fund, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Fund’s business. The names and ages of the Trustees and officers of the Fund, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The address for each Trustee and officer of the Fund is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240.

Name and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Highland Fund Complex Overseen by Trustee[1]	Other Directorships/ Trusteeships Held

INDEPENDENT TRUSTEES

Timothy K. Hui (Age 59)	Trustee	3 Year Term; Trustee since inception in 2006.	Dean of Educational Resources since July 2006; Assistant Provost for Graduate Education from July 2004 to June 2006, and Assistant Provost for Educational Resources, July 2001 to June 2004, Philadelphia Biblical University.	11	None

Scott F. Kavanaugh (Age 46)	Trustee	3 Year Term; Trustee since inception in 2006.	Private Investor since February 2004. Sales Representative at Round Hill Securities from March 2003 to January 2004; Executive at Provident Funding Mortgage Corporation, February 2003 to July 2003; Executive Vice President, Director and CAO, Commercial Capital Bank, January 2000 to February 2003; Managing Principal and Chief Operating Officer, Financial Institutional Partners Mortgage Company and the Managing Principal and President of Financial Institutional Partners, LLC (an investment banking firm), April 1998 to February 2003.	11	None

James F. Leary (Age 77)	Trustee	3 Year Term; Trustee since inception in 2006.	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	11	Board Member of Capstone Group of Funds (7 portfolios)

Bryan A. Ward (Age 52)	Trustee	3 Year Term; Trustee since inception in 2006.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	11	None

INTERESTED TRUSTEE

R. Joseph Dougherty[2] (Age 37)	Trustee and Chairman of the Board	3 Year Term; Trustee since inception in 2006.	Senior Portfolio Manager of the Investment Adviser since 2000 and Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.	11	None

28 | Annual Report

ADDITIONAL INFORMATION (unaudited) (continued)

December 31, 2007	Highland Credit Strategies Fund

Trustees and Officers (continued)

Name and Age	Position(s) with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years

OFFICERS

James D. Dondero (Age 45)	Chief Executive Officer and President	Indefinite Term; Chief Executive Officer and President since inception in 2006.

President and Director of Strand Advisors, Inc. (“Strand”), the General Partner of the Investment Adviser. Chairman of the Board of Directors of Highland Financial Partners, L.P. and President of the funds in the Highland Fund Complex.

Mark Okada (Age 45)	Executive Vice President	Indefinite Term; Executive Vice President since inception in 2006.	Executive Vice President of Strand; Chief Investment Officer of the Investment Adviser and Executive Vice President of the funds in the Highland Fund Complex.

R. Joseph Dougherty (Age 37)	Chairman of the Board and Senior Vice President	Indefinite Term; Chairman and Senior Vice President since inception in 2006.	Senior Portfolio Manager of the Investment Adviser since 2000 and Director/Trustee and Senior Vice President of the funds in the Highland Fund Complex.

M. Jason Blackburn (Age 31)	Chief Financial Officer (Principal Accounting Officer), Treasurer and Secretary	Indefinite Term; Chief Financial Officer, Treasurer and Secretary since inception in 2006.	Assistant Controller of the Investment Adviser since November 2001 and Treasurer and Secretary of the funds in the Highland Fund Complex.

Michael Colvin (Age 38)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since July 2007.

General Counsel and Chief Compliance Officer of the Investment Adviser since June 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex since July 2007; Shareholder in the Corporate and Securities Group at Greenberg Traurig, LLP, January 2007 to June 2007; Partner (from January 2003 to January 2007) and Associate (from 1995 to 2002) in the Private Equity Practice Group at Weil, Gotshal & Manges, LLP.

1

The “Highland Fund Complex” consists of all of the registered investment companies advised by the Investment Adviser as of the date of this Annual Report. In addition, each of the Trustees oversees Highland Distressed Opportunities, Inc., a closed-end company that has filed an election to be regulated as a business development company under the 1940 Act.

2	Mr. Dougherty is deemed to be an “interested person” of the Fund under the 1940 Act because of his position with the Investment Adviser.

Annual Report | 29

IMPORTANT INFORMATION ABOUT THIS REPORT

Investment Adviser
Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, TX 75240

Transfer Agent
PFPC Inc.
101 Sabin Street
Pawtucket, RI 02860

Custodian
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Ross Avenue, Suite 1800
Dallas, TX 75201

Fund Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

This report has been prepared for shareholders of Highland Credit Strategies Fund (the “Fund”). The Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-877-665-1287 and additional reports will be sent to you.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities, and the Fund’s proxy voting record for the most recent 12-month period ended June 30, are available (i) without charge, upon request, by calling 1-877-665-1287 and (ii) on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and also may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the Public Reference Room may be obtained by calling 1-800-SEC-0330.

The Statement of Additional Information includes additional information about the Fund’s Board of Trustees and is available upon request without charge by calling 1-877-665-1287.

30 | Annual Report

THIS PAGE LEFT BLANK INTENTIONALLY.

THIS PAGE LEFT BLANK INTENTIONALLY.

Highland Credit Strategies Fund - HCF

Annual Report, December 31, 2007

HIGHLAND FUNDS

managed by
Highland Capital Management, L.P.

P.O. Box 9840
Providence, RI 02940-8040

www.highlandfunds.com

HLC-HCF AR-12/07

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	Not applicable.
(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.
(f)

The registrant's code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant's Form N-CSR filed with the Securities and Exchange Commission on March 9, 2007 (Accession No. 0000935069-07-000565)

Item 3. Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of trustees has determined that James Leary is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $42,000 for 2006 and $65,000 for 2007.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $19,500 for 2006 and $7,000 for 2007. The nature of the services related to agreed-upon procedures, performed on the Fund's semi-annual financial statements.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $5,000 for 2006 and $5,700 for 2007. The nature of the services related to assistance on the Fund's tax returns and excise tax calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2006 and $0 for 2007.

(e)(1)	Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee shall:

(a)

have direct responsibility for the appointment, compensation, retention and oversight of the Fund's independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors; and

(b)

review and pre-approve (including associated fees) all audit and other services to be provided by the independent auditors to the Fund and all non-audit services to be provided by the independent auditors to the Fund's investment adviser or any entity controlling, controlled by or under common control with the investment adviser (an "Adviser Affiliate") that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund; and

(c)	establish, to the extent permitted by law and deemed appropriate by the Audit Committee, detailed pre-approval policies and procedures for such services; and

(d)

consider whether the independent auditors' provision of any non-audit services to the Fund, the Fund's investment adviser or an Adviser Affiliate not pre-approved by the Audit Committee are compatible with maintaining the independence of the independent auditors.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 100%

(c) 100%

(d) N/A

(f)

The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $81,000 for 2006 and $1,779,070 for 2007.

(h)

The registrant's audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of the following Directors, each of who is not an “interested person” as defined in the 1940 Act:

Timothy K. Hui

Scott F. Kavanaugh

James F. Leary

Bryan A. Ward

Item 6. Schedule of Investments.

Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies are attached herewith.

Highland Capital Management, L.P. (the “Company”) has adopted proxy voting policies (the "Policy") that provide as follows:

1.	Application; General Principles

1.1       This proxy voting policy (the “Policy”) applies to securities held in Client accounts as to which the above-captioned investment adviser (the "Company") has voting authority, directly or indirectly. Indirect voting authority exists where the Company's voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.

1.2       The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client's best economic interests and without regard to the interests of the Company or any other Client of the Company.

2.	Voting; Procedures

2.1       Monitoring. A settlement designee of the Company shall have responsibility for monitoring portfolios managed by the Company for securities subject to a proxy vote. Upon the receipt of a proxy notice related to a security held in a portfolio managed by the Company, the settlement designee shall forward all relevant information to the portfolio manager(s) with responsibility for the security.

2.2	Voting.

2.2.1.    Upon receipt of notice from the settlement designee, the portfolio manager(s) with responsibility for purchasing the security subject to a proxy vote shall evaluate the subject matter of the proxy and cause the proxy to be voted on behalf of the Client. In determining how to vote a particular proxy, the portfolio manager (s) shall consider, among other things, the interests of each Client account as it relates to the subject matter of the proxy, any potential conflict of interest the Company may have in voting the proxy on behalf of the Client and the procedures set forth in this Policy.

2.2.2     If a proxy relates to a security held in a registered investment company or business development company (“Retail Fund”) portfolio, the portfolio manager(s) shall notify the Compliance Department and a designee from the Retail Funds group. Proxies for securities held in the Retail Funds will be voted by the designee from the Retail Funds group in a manner consistent with the best interests of the applicable Retail Fund and a record of each vote will be reported to the Retail Fund’s Board of Directors in accordance with the procedures set forth in Section 4 of this Policy.

2.3       Conflicts of Interest. If the portfolio manager(s) determine that the Company may have a potential material conflict of interest (as defined in Section 3 of this Policy) in voting a particular proxy, the portfolio manager(s) shall contact the Company’s Compliance Department prior to causing the proxy to be voted.

2.3.1.    For a security held by a Retail Fund, the Company shall disclose the conflict and the determination of the manner in which it proposes to vote to the Retail Fund's Board of Directors. The Company’s determination shall take into account only the interests of the Retail Fund, and the Compliance Department shall document the basis for the decision and furnish the documentation to the Board of Directors.

2.3.2.    For a security held by an unregistered investment company, such as a hedge fund and structured products (“Non-Retail Funds”), where a material conflict of interest has been identified the Company may resolve the conflict by following the recommendation of a disinterested third party or by abstaining from voting.

2.4       Non-Votes. The Company may determine not to vote proxies in respect of securities of any issuer if it determines it would be in its Client's overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.

2.5       Recordkeeping. Following the submission of a proxy vote, the applicable portfolio manager(s) shall submit a report of the vote to a settlement designee of the Company. Records of proxy votes by the Company shall be maintained in accordance with Section 4 of this Policy.

2.6       Certification. On a quarterly basis, each portfolio manager shall certify to the Compliance Department that they have complied with this Policy in connection with proxy votes during the period.

3.	Conflicts of Interest

3.1       Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:

3.1.1    The issuer is a Client of the Company accounting for more than 5% of the Company's annual revenues.

3.1.2    The issuer is an entity that reasonably could be expected to pay the Company more than $1 million through the end of the Company's next two full fiscal years.

3.1.3    The issuer is an entity in which a "Covered Person" (as defined in the Retail Funds' and the Company's Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (each, a "Code of Ethics")) has a beneficial interest contrary to the position held by the Company on behalf of Clients.

3.1.4    The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received more than $150,000 in fees, compensation and other payment from the issuer during the Company's last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.

3.1.5    The matter under consideration could reasonably be expected to result in a material financial benefit to the Company through the end of the Company's next two full fiscal years (for example, a vote to increase an investment advisory fee for a Retail Fund advised by the Company or an affiliate).

3.1.6    Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client's securities on a particular matter in a particular way.

3.1.7    The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.

3.1.8    Any other circumstance where the Company's duty to serve its Clients' interests, typically referred to as its "duty of loyalty," could be compromised.

3.2       Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:

3.2.1    The securities in respect of which the Company has the power to vote account for less than 1% of the issuer's outstanding voting securities, but only if: (i) such securities do not represent one of the 10 largest holdings of such issuer's outstanding voting securities and (ii) such securities do not represent more than 2% of the Client's holdings with the Company.

_________________________

[1]	For the purposes of this Policy, "relative" includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person's home.

3.2.2    The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.

4.	Recordkeeping and Retention
4.1	The Company shall retain records relating to the voting of proxies, including:
4.1.1	Copies of this Policy and any amendments thereto.
4.1.2	A copy of each proxy statement that the Company receives regarding Client securities.
4.1.3	Records of each vote cast by the Company on behalf of Clients.

4.1.4    A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.

4.1.5    A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

4.2       These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company's fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.

4.3       The Company may rely on proxy statements filed on the SEC's EDGAR system or on proxy statements and records of votes cast by the Company maintained by a third party, such as a proxy voting service (provided the Company had obtained an undertaking from the third party to provide a copy of the proxy statement or record promptly on request).

4.4       Records relating to the voting of proxies for securities held by the Retail Funds will be reported periodically to the Retail Funds' Boards of Directors/Trustees/Managers and, with respect to Retail Funds other than business development companies, to the SEC on an annual basis pursuant to Form N-PX.

Revised: February 22, 2007

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)	Identification of Portfolio Manager(s) or Management Team Members and Description of
Role of Portfolio Manager(s) or Management Team Members

The Fund’s portfolio is managed by a portfolio management team. As of the date of this filing, the members of the team who are primarily responsible for the day-to-day management of the Fund’s portfolio are Kurtis S. Plumer, James Dondero, Mark Okada and Patrick H. Daugherty.

Kurtis S. Plumer, CFA – Mr. Plumer is a Senior Portfolio Manager at Highland Capital Management, L.P. Prior to joining Highland in July 1999, Mr. Plumer was a distressed High Yield Bond Trader at Lehman Brothers in New York, where he managed a $250 million portfolio invested in global distressed securities. While at Lehman, he also traded emerging market sovereign bonds. Prior to joining Lehman Brothers, Mr. Plumer was a Corporate Finance Banker at NationsBanc Capital Markets, Inc. (now Bank of America Capital Markets, Inc.) where he focused on M&A and financing transactions for the bank's clients. Mr. Plumer has over 14 years of experience in distressed, high yield bond and leveraged loan products. Mr. Plumer received an MBA in Strategy and Finance from the Kellogg School at Northwestern University, and a BBA in Economics and Finance from Baylor University. Mr. Plumer has earned the right to use the Chartered Financial Analyst designation.

James Dondero, CFA, CMA – Mr. Dondero is a Founder and President of Highland Capital Management, L.P.  He is also Chairman of the Board of Directors of Highland Financial Partners.  Prior to Highland, Mr. Dondero served as Chief Investment Officer of Protective Life's GIC subsidiary, and helped grow the business from concept to over $2 billion from 1989 to 1993.  His portfolio management experience includes leveraged bank loans, high yield bonds, mortgage-backed securities, investment grade corporates, emerging markets, derivatives, preferred stocks and common stocks.  From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed the financial training program at Morgan Guaranty Trust Company.  Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia with a Bachelor of Science in Commerce with concentrations in Accounting and Finance.  Mr. Dondero is a Certified Management Accountant and has earned the right to use the Chartered Financial Analyst designation.

Mark Okada, CFA – Mr. Okada is a Founder and Chief Investment Officer of Highland Capital Management, L.P. He is responsible for overseeing Highland’s investment activities for its various strategies, and has over 20 years of experience in the credit markets. Prior to founding Highland, Mr. Okada served as Manager of Fixed Income for Protective Life Insurance’s GIC subsidiary from 1990 to 1993. He was primarily responsible for the bank loan portfolio and other risk assets. Protective was one of the first non-bank entrants into the syndicated loan market. From 1986 to 1990, he served as Vice President at Hibernia National Bank, managing a portfolio of high yield loans in excess of $1 billion. Mr. Okada is an honors graduate of the University of California Los Angeles with degrees in Economics and Psychology. He has earned the right to use the Chartered Financial Analyst designation. Mr. Okada is a Director of NexBank and Chairman of the Board of Directors of Common Grace Ministries, Inc.

Patrick H. Daugherty – Mr. Daugherty is Head of Distressed and Special Situations Investing, and a Senior Portfolio Manager at Highland Capital Management, L.P. (“Highland”). His responsibilities include managing the Distressed Investments Group and Merchant Banking Group. He formally served as General Counsel to Highland. Prior to joining Highland in April 1998, Mr. Daugherty served as Vice President in the Corporate Finance Group at Bank of America Capital Markets, Inc (formerly NationsBanc Capital Markets, Inc.) where he originated and structured leveraged transactions of mid-cap companies located in the Southwest. Prior to joining Bank of America, Mr. Daugherty was an Associate with the law firm of Baker, Brown, Sharman and Parker in Houston, Texas, where he worked with banks and financial institutions in the liquidation of various RTC (Resolution Trust Corporation). Mr. Daugherty has over 15 years of experience in distressed, high yield and corporate restructuring. He has been involved in over 100 restructurings and held steering committee positions in over 50 bankruptcies. Mr. Daugherty currently serves on the Board of Directors of Home Interiors & Gifts, Inc. and its affiliates (as Chairman), SunCom Wireless Holdings, Inc. (elect), Safety-Kleen Holdco., Inc., and is a former board member of Norse Merchant Group and its affiliates, Ferrimorac Holdings Limited, Trussway Holdings, Inc. and its affiliates, Nexpak Corporation and its affiliates, Moll Industries and its affiliates, and Mariner Health Care, Inc. He received a Juris Doctorate from The University of Houston School of Law, and a BBA in Finance from The University of Texas at Austin. Mr. Daugherty’s professional certifications include membership in the Texas Bar Association and admittance to the American Bar Association in 1992.

(a)(2)	Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

Other Accounts Managed by Portfolio Manager(s) or Management Team Member

The following tables provide information about funds and accounts, other than the Fund, for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of December 31, 2007.

Kurtis S. Plumer

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	1	$85	1	$85
Other Pooled Investment Vehicles:	6	$3,189	4	$2,610
Other Accounts:	0	$0	0	$0

James Dondero

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	3	$449	2	$413
Other Pooled Investment Vehicles:	11	$6,569	10	$6,564
Other Accounts:	0	$0	0	$0

Mark Okada

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	13	$7,239	0	$0
Other Pooled Investment Vehicles:	28	$19,248	24	$17,841
Other Accounts:	0	$0	0	$0

Patrick H. Daugherty

Type of Accounts	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	2	$413	2	$413
Other Pooled Investment Vehicles:	5	$4,097	3	$3,517
Other Accounts:	0	$0	0	$0

Potential Conflicts of Interests

Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Fund. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than the Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from the Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.

The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. Highland has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services to numerous clients in addition to the Fund, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Fund. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Fund. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or the partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.

The Adviser, its affiliates or their partners, directors, officers and employees similarly serve or may similarly serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Fund and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Fund and such other clients or may involve a rotation of opportunities among the Fund and such other clients.

While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Fund and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Fund and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Fund.

(a)(3)	Compensation Structure of Portfolio Manager(s) or Management Team Members

Highland’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors including the relative performance of a portfolio manager’s underlying account, the combined performance of the portfolio managers underlying accounts, and the relative performance of the portfolio managers’ underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland such as the “Option It Plan” and the “Long-Term Incentive Plan.”

Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm, which may include the amount of assets supervised and other management roles within the firm.

Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

Option It Plan. The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly compensated employees of Highland so as to promote the success of the Fund.

Long Term Incentive Plan. The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent, and to encourage the achievement of common goals. The Plan seeks to reward participating employees based on the increased value of Highland.

Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with the firm.

(a)(4)	Disclosure of Securities Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund as of December 31, 2007.

Name of Portfolio Manager	Dollar Ranges of Equity Securities Beneficially Owned by Portfolio Manager
Kurtis S. Plumer	$1 - $10,000
James Dondero	$1 - $10,000
Mark Okada	$100,001 - $500,000
Patrick H. Daugherty	$1 - $10,000

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
July 1, 2007 to July 31, 2007	4,711	$18.4780	4,711	34,520,551.000
August 1, 2007 to August 31, 2007	4,324	$18.6890	4,324	34,520,551.000
September 1, 2007 to September 30, 2007	5,072	$18.6020	5,072	34,520,551.000
October 1, 2007 to October 31, 2007	5,303	$18.2700	5,303	34,520,551.000
November 1, 2007 to November 30, 2007	10,331	$17.0350	10,331	34,520,551.000
December 1, 2007 to December 31, 2007	8,876	$15.9530	8,876	34,520,551.000
Total	38,617	$17.8378	38,617	34,520,551.000

Note: all purchases were made in the open market.

a.	The date each plan or program was announced: Purchases were made pursuant to an Automatic Dividend Reinvestment Plan that was last filed with the SEC on June 21, 2006
b.	The dollar amount (or share or unit amount) approved : NONE
c.	The expiration date (if any) of each plan or program: NONE
d.	Each plan or program that has expired during the period covered by the table: NONE

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)

The registrant's code of ethics is incorporated by reference to Exhibit (a)(1) to the registrant's Form N-CSR filed with the Securities and Exchange Commission on March 9, 2007 (Accession No. 0000935069-07-000565).

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Highland Credit Strategies Fund

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, Chief Executive Officer
(principal executive officer)

Date	March 5, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ James D. Dondero
James D. Dondero, Chief Executive Officer
(principal executive officer)

Date	March 5, 2008

By (Signature and Title)*	/s/ M. Jason Blackburn
M. Jason Blackburn, Chief Financial Officer
(principal financial officer)

Date	March 5, 2008

* Print the name and title of each signing officer under his or her signature.